UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2006
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                     0-20394                 06-1340408
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(State or other jurisdiction      (Commission           (I.R.S. Employer
     of incorporation)            File Number)        Identification Number)


                    75 Ninth Avenue, New York, New York 10011
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (516) 622-2800
                                                           --------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         On August 9, 2006, the Board of Directors of CoActive Marketing Group, Inc. (the "Company"), upon the recommendation of its Compensation Committee, approved revised employment terms for Erwin Mevorah, including a $50,000 increase in Mr. Mevorah annual base salary to $306,000 per annum, retroactive to July 21, 2006. (Mr. Mevorah's annual salary prior to the increase included an aggregate car allowance of $6,000).

         Consistent with additional terms approved of by the Board and the Compensation Committee, the Company and Mr. Mevorah intend to enter into a three-year employment agreement in the near future which will provide for a severance payment equal to six month's base salary in the event of the termination of Mr. Mevorah's employment by the Company other than for cause. Other than as set forth above, the terms of the new employment agreement, which will be filed by amendment to this Form 8-K following the execution thereof, are expected to be substantially the same as provided for under the employment agreement, dated April 1, 2005, to which Mr. Mevorah and the Company are currently parties to.

         Concurrent with the approval of the revised employment terms, Mr. Mevorah was granted 100,000 shares of the Corporation's Common Stock under a Restricted Stock Agreement. The shares of Common Stock vest 20% on March 31, 2007, 30% on March 31, 2008, 20% on March 31, 2009, 20% on March 31, 2010, and
10% on March 31, 2011. In addition, the shares are subject to accelerated vesting upon a change of control of the Company (as defined in the Restricted Stock Agreement). Upon the termination of Mr. Mevorah's employment with the Company, all shares of Common Stock that have not vested under the Restricted Stock Agreement (if any) will be forfeited to the Company.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits.
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Exhibit 10.1      Restricted Stock Agreement, dated as of August 9, 2006,
                  between CoActive Marketing Group, Inc. and Erwin Mevorah.



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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August  15, 2006

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ MARC PARTICELLI
                                           -------------------------------------
                                           Marc Particelli,
                                           Chief Executive Officer





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

                                  EXHIBIT INDEX

No.               Description
---               -----------

Exhibit 10.1 Restricted Stock Agreement, dated as of August 9, 2006, between CoActive Marketing Group, Inc. and Erwin Mevorah.


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